UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  November 25, 2002


     GS MORTGAGE SECURITIES CORP (as Depositor under the Trust Agreement, dated as of July 1, 2002 providing for the issuance of GSR Mortgage Loan Trust 2002-7 Mortgage Pass-Through Certificates, Series 2002-7)


                            GS MORTGAGE SECURITIES CORP
             (Exact name of registrant as specified in its charter)


           Delaware                333-89556-06                13-6357101
(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                               85 Broad Street
                               New York, NY 10004
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 902-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's GSR Mortgage Loan Trust 2002-7 Mortgage Pass-through Certificates, Series 2002-7 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Trust Agreement, dated as of July 1, 2002 among GS Mortgage Securities Corporation, as depositor, Bank of America N.A. and Bank One as servicers, and JPMorgan Chase Bank, as Trustee.

     On November 25, 2002 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7. Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on November 25, 2002 is filed as
               Exhibit 99.1 hereto.

                                       -2-
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GS MORTGAGE SECURITIES CORP
GSR Mortgage Loan Trust 2002-7
Mortgage Pass-Through Certificates, Series 2002-7
----------------------------------------------------------------------------




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   JPMORGAN CHASE BANK, not in its individual capacity but solely as Trustee under the Agreement referred to herein




Date:  November 27, 2002        By: /s/ Mark W. McDermott
                                  --------------------------------------------
                                  Mark W. McDermott
                                  Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2002



                                  Exhibit 99.1

             Monthly Certificateholder Statement on November 25, 2002


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


                                            GSR MORTGAGE LOAN TRUST 2002-7
                                            STATEMENT TO CERTIFICATEHOLDERS
                                                    November 25, 2002
-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                  Ending
                Face       Principal                                                       Realized      Deferred    Principal
Class          Value       Balance          Principal      Interest       Total            Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A_1       134,575,000.00    15,661,650.62   15,661,650.62      32,654.54  15,694,305.16     0.00         0.00                0.00
A_2        50,331,000.00    50,331,000.00   30,466,320.20     125,114.48  30,591,434.68     0.00         0.00       19,864,679.80
A_3       261,715,000.00   261,715,000.00            0.00   1,042,061.89   1,042,061.89     0.00         0.00      261,715,000.00
B1          4,101,000.00     4,084,875.29        5,551.47      17,368.83      22,920.30     0.00         0.00        4,079,323.82
B2          1,823,000.00     1,815,832.15        2,467.77       8,099.41      10,567.18     0.00         0.00        1,813,364.38
B3          1,139,000.00     1,134,521.56        1,541.85       5,674.46       7,216.31     0.00         0.00        1,132,979.71
B4            684,000.00       681,310.58          925.92       3,826.76       4,752.68     0.00         0.00          680,384.66
B5            456,000.00       454,207.06          617.28       2,551.17       3,168.45     0.00         0.00          453,589.78
B6            911,733.00       908,148.16        1,234.20       5,100.85       6,335.05     0.00         0.00          906,913.96
R1                100.00             0.00            0.00           0.00           0.00     0.00         0.00                0.00
R2                100.00             0.00            0.00           0.00           0.00     0.00         0.00                0.00
TOTALS    455,735,933.00   336,786,545.42   46,140,309.31   1,242,452.39  47,382,761.70     0.00         0.00      290,646,236.11
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                   Ending             Class      Pass-thru
Class     cusip         Principal       Principal       Interest       Total        Principal                      Rate (%)
---------------------------------------------------------------------------------------------------    ---------------------------
A_1      36228FEZ5      116.37860390    116.37860390     0.24264938    116.62125328     0.00000000        A_1      2.502000 %
A_2      36228FFA9    1,000.00000000    605.31919096     2.48583338    607.80502434   394.68080904        A_2      2.983000 %
A_3                   1,000.00000000      0.00000000     3.98166666      3.98166666 1,000.00000000        A_3      4.778000 %
B1       36228FFD3      996.06810290      1.35368691     4.23526701      5.58895391   994.71441600        B1       5.102383 %
B2       36228FFE1      996.06810203      1.35368623     4.44290181      5.79658804   994.71441580        B2       5.352527 %
B3       36228FFF8      996.06809482      1.35368745     4.98196664      6.33565408   994.71440737        B3       6.001957 %
B4       36228FFG6      996.06809942      1.35368421     5.59467836      6.94836257   994.71441520        B4       6.740110 %
B5       36228FFH4      996.06811404      1.35368421     5.59467105      6.94835526   994.71442982        B5       6.740110 %
B6       36228FFJ0      996.06810327      1.35368578     5.59467520      6.94836098   994.71441749        B6       6.740110 %
R1       36228FFK7        0.00000000      0.00000000     0.00000000      0.00000000     0.00000000        R1       6.740110 %
R2       36228FFL5        0.00000000      0.00000000     0.00000000      0.00000000     0.00000000        R2       6.740110 %
TOTALS                  738.99493332    101.24351838     2.72625505    103.96977343   637.75141494

X        36228FFC5      737.83267567      0.00000000     1.43094385      1.43094385   636.13737253        X        2.327266 %
-----------------------------------------------------------------------------------------------------    ---------------------------

    * Please Note That X is a Notional Balance

If there are any questions or comments, please contact the Relationship Manager listed below.

                     --------------------------------------
                                Nadezhka Thomas
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4493
                              Fax: (212) 623-5930
                        Email: Nadezhka.Thomas@chase.com
                     ---------------------------------------

Sec. 4.01(b)    Aggregate Schedule Principal Balance of Each Pool of Mortgage Loans
                                        Pool 1 Mortgage Loans                                                 290,646,237.00
Sec. 4.01(c)    Available Distribution                                                                         48,031,958.04
                                        Principal Distribution Amount                                             457,703.40
                                        Principal Prepayment Amount                                            45,682,605.92

Sec. 4.01(e)    Principal Prepayments
                                        Class A_1
                                                              Payoffs in Full                                  15,397,271.38
                                                              Partial Principal Prepayments                       113,166.22
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A_2
                                                              Payoffs in Full                                  29,952,028.15
                                                              Partial Principal Prepayments                       220,140.17
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class A_3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B1
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B2
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B3
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B4
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B5
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00
                                        Class B6
                                                              Payoffs in Full                                           0.00
                                                              Partial Principal Prepayments                             0.00
                                                              Liquidation Proceeds                                      0.00
                                                              Condemnation Proceeds                                     0.00
                                                              Insurance Proceeds                                        0.00
                                                              Repurchased Principal                                     0.00

Sec. 4.01(f)    Interest Payment
                                        Class A_1
                                                              Accrued and Paid for Current Month                   32,654.54
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A_2
                                                              Accrued and Paid for Current Month                  125,114.48
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class A_3
                                                              Accrued and Paid for Current Month                1,042,061.89
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class X
                                                              Accrued and Paid for Current Month                  649,196.33
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B1
                                                              Accrued and Paid for Current Month                   17,368.83
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B2
                                                              Accrued and Paid for Current Month                    8,099.41
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B3
                                                              Accrued and Paid for Current Month                    5,674.46
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B4
                                                              Accrued and Paid for Current Month                    3,826.76
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B5
                                                              Accrued and Paid for Current Month                    2,551.17
                                                              Accrued and Paid from Prior Months                        0.00
                                        Class B6
                                                              Accrued and Paid for Current Month                    5,100.85
                                                              Accrued and Paid from Prior Months                        0.00


Sec. 4.01(g)    Trust Fees
                                        Servicer Fees Paid                                                         70,265.33
                                        Trustee Fee Paid                                                            2,104.92

Sec. 4.01(h)    Monthly Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00

Sec. 4.01(i)    Administrator Advances
                                        Current Period Advances                                                         0.00
                                        Current Period Reimbursed Advances                                              0.00
                                        Aggregate Unreimbursed Advances                                                 0.00


Sec. 4.01(k)                            Number of Outstanding Mortgage Loans                                             647
                                        Balance of Outstanding Mortgage Loans                                 290,646,237.00

Sec. 4.01(l)         Number and Balance of Delinquent Loans
                      Group Totals
                                                                Principal
                      Period                Number                Balance              Percentage
                     30-59 days                      0                     0.00                  0.00 %
                     60-89 days                      0                     0.00                  0.00 %
                     90+days                         0                     0.00                  0.00 %
                      Total                          0                     0.00                  0.00 %


Sec. 4.01(l)         Number and Balance of REO Loans
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(l)         Number and Balance of Loans in Bankruptcy

                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %


Sec. 4.01(m)         Number and Balance of Loans in Foreclosure
                     Group Totals
                                           Principal
                      Number               Balance                Percentage
                                0                    0.00                  0.00 %

Sec. 4.01(o)           Aggregate Principal Payment
                                             Scheduled Principal                                           457,703.40
                                             Payoffs                                                    45,349,299.53
                                             Prepayments                                                   333,306.39
                                             Liquidation Proceeds                                                0.00
                                             Condemnation Proceeds                                               0.00
                                             Insurance Proceeds                                                  0.00
                                             Realized Losses                                                     0.00

                                             Realized Losses                                                     0.00
                                             Realized Gains                                                      0.00

Sec. 4.01(p)           Aggregate Amount of Mortgage Loans Repurchased                                            0.00

Sec. 4.01(q)           Aggregate Amount of Shortfall Allocated for Current Period
                                             Class A1                                                            0.00
                                             Class A2                                                            0.00
                                             Class A3                                                            0.00
                                             Class X                                                             0.00
                                             Class B1                                                            0.00
                                             Class B2                                                            0.00
                                             Class B3                                                            0.00
                                             Class B4                                                            0.00
                                             Class B5                                                            0.00
                                             Class B6                                                            0.00

Sec. 4.01(s)
                       Senior Percentage                                                                  97.300000 %
                       Senior Prepayment Percentage                                                      100.000000 %
                       Subordinate Percentage                                                              2.700000 %
                       Subordinate Prepayment Percentage                                                   0.000000 %



Aggregate
                       Scheduled Principal                                                                 457,703.40
                       Unscheduled Principal                                                            45,682,605.92
                       Beginning Balance                                                               336,786,546.32
                       Ending Balance                                                                  290,646,237.00
                       Net Wac                                                                                6.74011
                       Weighted Averge Maturity                                                             309.00000
Groups
                       Net Wac Group 1                                                                        6.74011
                       Wam Group 1                                                                             309.00




                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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